UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-KA

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2012

Woodward Energy Partners, Inc

 (Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

              333-164937

 20-5080237

(Commission File Number)

            (IRS Employer Identification Number)

915 Patricia Ave

Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 506-8544

 (Registrant’s Telephone Number, Including Area Code)

.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On April 1, 2010, Woodward Energy Partners Inc. (1) let Gruber & Company, LLC  go as the Company’s  independent accountant. (2) and The Company retained Kenne Ruan, CPA, (“KR”) as its new independent accountants.

Gruber & Company, LLC’s  reports on the financial statements of  Woodward Energy Partners for the years ended December  31, 2008 and 2009   did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2009 , 2008 included an explanatory paragraph stating that the company was a development-stage company and had not yet begun operations nor raised any monies to fund such operations. These factors raised substantial doubt as to the company's ability to continue as a going concern.

The release of Gruber & Company, LLC and the decision to retain KR was unanimously approved by Woodward Energy’s board of directors.

From the date of the last audited financial statements through the date of resignation  Woodward Energy Partners had no disagreements, whether or not resolved, with Gruber & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Gruber & Company’s  satisfaction, would have caused Gruber & Company, LLC to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-K.

For the years ended December  31, 2008 and 2009  and the First Quarter of 2010   Woodward Energy Partners did not consult KR regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Woodward Energy Partners financial statements.

 The Company has provided Gruber & Company, LLC with a copy of this report. Gruber & Company has provided a letter to the Company dated June 28, 2012 which is included as Exhibit 16.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Woodward Energy Partners.

Dated:

July 11, 2012

By:

S/S Ben Joffe

Ben Joffe , President

EXHIBIT 16.1

July 11, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Dear Sir or Madam:

We have read the statements of  Woodward Energy Partners, Inc.  (the “Company”) pertaining to our firm included under Item 4.01 of Form 8-K/A dated June 10, 2012 and agree with such statements as they pertain to our firm.  We have no basis to agree or disagree with other statements of the Company contained therein.

Sincerely,
/s/ Gruber & Company, LLC
Gruber & Company, LLC